FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2014

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

W	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

W	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

W	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2014, United States Cellular Corporation (“U.S. Cellular”) issued a press release disclosing certain changes to its Board of Directors (“Board”).

The following information is being provided by U.S. Cellular pursuant to paragraphs (b) and (d) of Item 5.02 of Form 8-K.

(b)           Information regarding director resignations pursuant to paragraph (b) of Item 5.02 of Form 8-K:

On September 25, 2014, directors whose terms do not expire at the 2015 Annual Meeting of Shareholders executed and delivered Conditional Resignations in connection with the Declassification Amendment, as described under Item 8.01 below, which is incorporated by reference herein.

On September 25, 2014, Gregory P. Josefowicz resigned as a Series A Common Share director, so that he could be reappointed by the Board as a Common Share director as discussed under paragraph (d) below.

(d)           Information regarding director appointments pursuant to sections (1) through (5) of paragraph (d) of Item 5.02 of Form 8-K:

(1)           On September 25, 2014, Gregory P. Josefowicz was reappointed by the Board as a Class I Common Share director immediately after his resignation as a Series A Common Share director as described in paragraph (b) above.  These actions were taken solely for the purpose of redesignating Mr. Josefowicz from a Series A Common Share director to a Common Share director as discussed below.

Also, as disclosed in the press release attached as Exhibit 99.1, each of the following persons was elected as a director by Telephone and Data Systems, Inc. (“TDS”) as the sole holder of Series A Common Shares to the class indicated (the “New Directors”):

Class I:

Steven T. Campbell,  Executive Vice President – Finance, Chief Financial Officer and Treasurer of U.S. Cellular

Peter L. Sereda, Senior Vice President – Finance and Treasurer of TDS

Class II:

Douglas D. Shuma, Senior Vice President and Controller (chief financial officer and chief accounting officer) of TDS and Chief Accounting Officer of U.S. Cellular

Class III:

Kurt B. Thaus, Senior Vice President and Chief Information Officer of TDS. None of the New Directors is independent.

U.S. Cellular’s Restated Bylaws provide that the size of the Board shall be eleven directors, and that the number of directors may be changed by amendment of the Bylaws or resolution of the Board or by the stockholders.

Prior to the addition of the above directors, there were ten directors.  There was one vacancy on the Board due to the fact that, prior to the above additions, no person had been named to fill the vacancy created by the resignation of Mary N. Dillon in 2013.

On September 25, 2014, the Board increased the number of directors to fourteen, thereby creating four vacancies on the Board.

In connection with the Board action to increase the size of the Board from eleven to fourteen directors, for the reasons described below, Gregory P. Josefowicz, who was previously elected by TDS as the sole holder of Series A Common Shares, was redesignated as a Common Share director, as described above.  After such redesignation, the four vacancies were Series A Common Share directorships.

Following the foregoing actions, pursuant to the requirements of the Current Charter (as defined below), TDS executed a consent as the sole holder of Series A Common Shares to fill the four vacancies with the New Directors.

Mr. Josefowicz is an independent director who previously was elected by TDS as the sole holder of Series A Common Shares.  Mr. Josefowicz was redesignated as a Common Share director for the following reasons.  The Current Charter (as defined below) requires (and the Restated Charter (as defined below) will continue to require) that, at each annual meeting, 25% of the directors, rounded up, be elected by the holders of Common Shares.  Currently, three of the directors were elected by the holders of Common Shares.  After the increase in the size of the Board to fourteen directors, a total of four directors will be required to be elected by the holders of Common Shares at the next annual meeting (25% x 14 rounded up = 4).  So that all Common Share directors are independent, Mr. Josefowicz was redesignated as a Common Share director.  After such redesignation, the four vacancies were Series A Common Share directorships and were filled by TDS with the New Directors.

Following the foregoing actions, the Board consists of fourteen directors, of whom seven are independent and seven are not independent.  As a controlled company, U.S. Cellular is only required to have at least three independent directors under New York Stock Exchange listing requirements.  With seven independent directors, U.S. Cellular will have more than twice as many independent directors as are required.

The changes to the Board increase the number of non-independent directors on the Board to a more historical level.  Over the past few years, the number of independent directors has increased due to several changes to the Board.  Prior to these recent changes, the Board consisted of a majority of non-independent directors.

These actions were not taken as a result of any planned action or transaction.  They were taken considering that TDS, as controlling shareholder owns over 84% of the equity, 100% of the Series A Common Shares, about 74% of the Common Shares and over 96% of the voting power of U.S. Cellular.  After the changes in the directors, the make-up of the Board will be more proportionate with TDS’ control and ownership interests, considering that U.S. Cellular is TDS’ largest and most significant asset and business.

(2)           None of the New Directors was appointed as a director of U.S. Cellular pursuant to any arrangement or understanding.

(3)           None of the New Directors was appointed as a member of any committee of the U.S. Cellular Board.

(4)           There are no items required to be disclosed by Item 404(a) of Regulation S-K with respect to the New Directors.

(5)           None of the New Directors is a party to any material plan, contract or arrangement with U.S. Cellular or its affiliates that is executory, except that each of the New Directors participates in various TDS or U.S. Cellular compensation plans as disclosed in the TDS Schedule 14A filed on April 18, 2014 or the U.S. Cellular Schedule 14A filed on April 7, 2014, including options and awards as described therein, which are incorporated by reference herein.

A copy of the news release announcing the foregoing, including brief biographies of the New Directors, is attached hereto as Exhibit 99.1 and incorporated by reference herein.  Also, brief biographies of Peter L. Sereda, Douglas D. Shuma and Kurt B. Thaus are hereby incorporated by reference from TDS’ proxy statement for its 2014 annual meeting as filed with the SEC on April 18, 2014, and a brief biography of Steven T. Campbell is incorporated herein by reference from U.S. Cellular’s proxy statement for its 2014 annual meeting as filed with the SEC on April 7, 2014.

Item 8.01.  Other Events

The press release issued on September 26, 2014 also announced proposed changes to the current U.S. Cellular Restated Certificate of Incorporation (“Current Charter”).  On September 26, 2014, U.S. Cellular also filed a preliminary proxy statement with the SEC relating to these proposed changes.

A copy of such preliminary proxy statement, including the proposed Restated Certificate of Incorporation (“Restated Charter”), as filed by U.S. Cellular under cover of Schedule 14A dated September 26, 2014 is incorporated by reference herein.  The following includes a brief summary of the proposed changes.

The proposed changes to the Current Charter include (1) an amendment to declassify the Board so that each director would be elected annually rather than once every three years (the “Declassification Amendment”), (2) an amendment to opt out of Section 203 (“Section 203 Amendment”) of the Delaware General Corporation Law (“DGCL”) and (3) an amendment to correct, update and clean-up the Current Charter (“Ancillary Amendment”) (collectively, the “Charter Amendments”).

The following Charter amendments were approved by the Board on September 25, 2014 before the above-described changes to the Board.

1.             Declassification Amendment

The first proposal is that the Board be declassified so that all directors are elected annually for one-year terms.  Currently, directors are elected for three year terms on a staggered basis.

If the Declassification Amendment is approved, the classes and staggered three-year terms of directors would be eliminated and all of the directors would be elected annually beginning with the 2015 Annual Meeting.

To effect the declassification for all directors as of the 2015 Annual Meeting, directors whose terms do not expire at the 2015 Annual Meeting of Shareholders signed Conditional Resignations as of September 25, 2014.  Subject to shareholder approval and effectiveness of the Declassification Amendment, the Conditional Resignations will become effective at the 2015 Annual Meeting.  As a result, the terms of all directors will cease at the 2015 Annual Meeting of shareholders, regardless of their class, and all directors nominated in 2015 will stand for election for a one-year term until the 2016 Annual Meeting of shareholders.

The terms of the following directors in Class I expire at the 2015 Annual Meeting: Steven T. Campbell, Harry J. Harczack, Jr., Gregory P. Josefowicz, Peter L. Sereda, and Cecelia D. Stewart.  All other directors signed Conditional Resignations.

Accordingly, all directors will be elected annually on and after the 2015 Annual Meeting of Shareholders.

After the Declassification Amendment becomes effective, shareholders will have the ability to remove any director of USM without cause, at a special meeting of shareholders called for such purpose or by written consent.  This effect is automatic under Delaware law when a Board is declassified.  The declassification of the Board will provide TDS with more flexibility in the election and replacement of members of the Board between annual meetings. However, as stated in the preliminary proxy statement, TDS has indicated that it has no plans of using this Delaware law provision to remove directors.

The Declassification Amendment is described in the preliminary proxy statement under Proposal 1.

2.             Section 203 Amendment

The second proposal would amend the Current Charter to include a new provision in which USM elects not to be governed by Section 203 of the DGCL.

Section 203 of the DGCL is an anti-takeover provision that applies to Delaware corporations. It generally provides that any person or entity who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in a wide range of transactions (referred to as “business combinations”) with the corporation for a period of three years following the date the person became an interested stockholder, subject to certain exceptions.

TDS has advised that it has no plan or intention of seeking to sell any of its U.S. Cellular shares, and is simply seeking this amendment to provide flexibility.  Since U.S. Cellular would be taking action to amend the Current Charter for the Declassification Amendment and Ancillary Amendment, TDS requests that the Section 203 Amendment be included at the same time to avoid the need to effect this action separately.  As the controlling shareholder of U.S. Cellular, TDS has the power to cause U.S. Cellular to opt out of Section 203 on its own by consent or causing U.S. Cellular to call a special meeting of shareholders for that purpose.  Accordingly, including the Section 203 Amendment together with the Declassification Amendment and the Ancillary Amendment avoids the additional cost and effort to require TDS to take separate action by consent or at a separate special meeting.

If the Section 203 Amendment is approved, a new Article XI will be added to the Restated Certificate of Incorporation which reads as follows: “The corporation shall not be governed by Section 203 of the General Corporation Law of the State of Delaware; provided, however, to the fullest extent permitted by Delaware law, this Article XI shall not be effective until the later of May 17, 2016 (which is the anticipated date of the corporation’s annual meeting of shareholders in 2016) or twelve (12) months after the adoption of this Article XI by the stockholders of the corporation and shall not apply to any business combination between the corporation and any person who became an interested stockholder on or prior to such effectiveness.”

The Section 203 Amendment is described in the preliminary proxy statement under Proposal 2.

3.             Ancillary Amendment

The third proposal would update certain provisions that are out-of-date, obsolete or inoperative, and would consolidate all prior and current amendments into one Restated Certificate of Incorporation.

The U.S. Cellular Current Charter was last restated in 1983 and was significantly amended in connection with the IPO in 1988.  There has been no update or restatement of the Current Charter since then.

The Ancillary Amendment would not have any impact on the substantive rights of any shareholders of U.S. Cellular.  It is being proposed simply to clean up and update the U.S. Cellular Charter.

The Ancillary Amendment is described in the preliminary proxy statement under Proposal 3.

IMPORTANT INFORMATION: This document is not a solicitation of a proxy from any U.S. Cellular shareholder. Additional information relating to the foregoing proposals to be submitted to U.S. Cellular shareholders is included in U.S. Cellular’s preliminary proxy statement and will be included in U.S. Cellular’s definitive proxy statement when it becomes available. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders and other investors may access such documents without charge when they become available at the SEC’s web site (www.sec.gov) and on the U.S. Cellular web site (www.uscellular.com) in the Investor Relations section on the SEC filing page.  U.S. Cellular and its executive officers, directors and nominees may be deemed to be participants in the solicitation of proxies from U.S. Cellular shareholders in connection with the foregoing proposals. Information regarding the security ownership and other interests of U.S. Cellular’s executive officers and directors is included in U.S. Cellular’s preliminary proxy statement and will be included in U.S. Cellular’s definitive proxy statement when it is available.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	September 26, 2014

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
99.1	Press Release dated September 26, 2014

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement